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                                                                   Exhibit 10.51


                             CONTRIBUTION AGREEMENT

                                  BY AND AMONG

                    TOWER REALTY OPERATING PARTNERSHIP, L.P.

                                       AND

                                  JOSEPH KASMAN


                            Dated as of July 31, 1997
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                             CONTRIBUTION AGREEMENT

      This Contribution Agreement (this "Agreement") dated as of the 31st day of July, 1997 is entered into by and among, TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Operating Partnership"), and JOSEPH KASMAN (the "Contributor").

                                R E C I T A L S:

      A. The Contributor is the owner of interests, directly or indirectly, in one or more partnerships (collectively, the "Partnership"), each of which partnerships is described on Schedule A hereto.

      B. The Operating Partnership desires to acquire through a contribution to capital from the Contributor, and the Contributor desires to contribute to the Operating Partnership, on the terms and conditions set forth herein, all cash, instruments, securities, funds and other property, including all accrued amounts and amounts receivable by the Contributor, accrued or receivable before or after the date hereof (the "Distribution") that the Contributor receives from time to time from the Partnership in exchange for units or limited partnership interests ("OP Units") in the Operating Partnership.

      NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and the Contributor agree as follows:

                                    ARTICLE I

             CONTRIBUTION OF Distribution AND EXCHANGE FOR OP UNITS

      1.1 Contribution Transaction. Subject to the terms and conditions contained in this Contribution Agreement, the Contributor shall transfer to the Operating Partnership, absolutely and unconditionally, all of its Distribution immediately upon receipt by the Contributor of the Distribution. The parties shall take such additional actions and execute such additional documentation as
may be required by the agreement of limited partnership dated as of [       ],
19[ ] of the Partnership (the "Partnership Agreement") and the agreement of limited partnership dated as of March 24, 1997 of the Operating Partnership (the "OP Agreement") in order to effect the transactions contemplated hereby from time to time.

      1.2 Exchange of OP Units. The Operating Partnership shall, in exchange for the Distribution, transfer to the Contributor, upon receipt of the Distribution, OP Units at the rate
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of one OP Unit for every $25 in fair market value of the Distribution (the
"Consideration"). The transfer of the OP Units to the Contributor shall be evidenced by an amendment (the "Amendment") to the OP Agreement or Exhibit A thereto as and when necessary. The parties shall take such additional actions and execute such additional documentation as may be required by the Partnership Agreement and the OP Agreement in order to effect the transactions contemplated hereby.

      1.3 Termination of Obligation to Contribute Distribution. The Contributor's obligation to contribute the Distribution shall terminate upon the earlier of (i) the occurrence of the Company's contemplated initial public offering, (ii) the second anniversary of the date of execution of this Agreement and (iii) the repayment in full or conversion of all Notes issued pursuant to the Purchase Agreement dated as of March 31, 1997, among Tower Realty Trust, Inc. (the "Company"), the Operating Partnership and the investors signatory thereto, as supplemented, amended or otherwise modified by each of the Supplement No. 1, Supplement No. 2, Supplement No. 3 and Supplement No. 4 thereto and as the same may be further supplemented, amended or otherwise modified hereafter.

      1.4 Additional Documents. At the closing of the Company's contemplated initial public offering, (the "IPO"), Contributor will enter into with the Operating Partnership, the Company or the Underwriters, as applicable, for the IPO a lock-up agreement, exchange rights agreement and registration rights agreement substantially in the same form as those entered into by Lawrence H. Feldman at the closing of the IPO.

                                   ARTICLE II

                                    CLOSING

      2.1 Closing Deliveries. The parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered through the Attorney-in-Fact (as designated in Section 5.1 below), the legal documents and other items (collectively, the "Closing Documents") necessary to carry out the intention of this Contribution Agreement.

      2.2 Closing Costs. The Operating Partnership shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes or fees incurred in connection with the transactions contemplated hereby.

                                  ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                               OF THE CONTRIBUTOR

      As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, the Contributor hereby makes to the Operating Partnership, with respect to the Partnership and the Distribution, each of the


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representations and warranties set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to consummate the contribution of the Distribution to the capital of the Operating Partnership, such representations and warranties must be true as of each date the Contributor contributes an Distribution to the Operating Partnership in exchange for OP Units.

      3.1 Title to Distribution.

            (a) The Contributor owns beneficially and of record, free and clear of any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (each, an "Encumbrance"), and has full power and authority to convey free and clear of any Encumbrances, the Distribution and, the Operating Partnership, upon receipt of the Distribution and issuance of OP Units to the Contributor as contemplated herein, will acquire, as a contribution to its capital, good and valid title thereto, free and clear of any Encumbrance, except Encumbrances created in favor of the Operating Partnership by the transactions contemplated hereby.

            (b) There are no agreements, instruments or understandings with respect to the Distribution except as set forth in the Partnership Agreement.

      3.2 Organization, Authority; No Conflicts.

            (a) If the Contributor is not a natural person, the Contributor is a corporation, limited partnership, general partnership, limited liability company or trust duly organized, validly existing and in good standing, under the laws of the state of its organization.

            (b) Such Contributor has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of such Contributor pursuant to this Agreement;

                  (ii) to perform the transactions contemplated hereby and thereby; and

                  (iii) to transfer, assign, convey and deliver all of such Contributor's Distribution to the Operating Partnership in accordance with this Agreement.

            (c) All applicable corporate, partnership, limited liability company, trust or other action necessary for such Contributor to execute and deliver this Agreement, the Closing Documents and each other agreement, document and instrument executed by or on behalf of Contributor pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken, or will be taken prior to the Closing Date.

            (d) This Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of such Contributor pursuant


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to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Contributor, each enforceable in accordance with its respective terms.

            (e) The execution, delivery and performance of this Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of such Contributor:

                  (i) does not and will not violate such Contributor's charter and/or bylaws, partnership agreement, operating agreement or declaration of trust, as applicable;

                  (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to such Contributor or require such Contributor to obtain any approval, consent or waiver of, or make any filing, with, any person or authority (Governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                  (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate an obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Contributor is a party or by which the property of such Contributor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of the Partnership.

      3.3 Litigation.

            (a) The Contributor knows of no litigation or proceeding, whether judicial, administrative or arbitral, pending or overtly threatened, affecting all or any portion of the Distribution or such Contributor's ability to consummate the transactions contemplated hereby.

            (b) Such Contributor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or an portion of the Distribution, which in any such case would impair such Contributor's ability to enter into and perform all of its obligations under this Agreement.

      3.4 No Other Agreements. The Contributor has made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber the Distribution or restricting in any way such Contributor's ability to contribute the Distribution to the capital of the Operating Partnership or to enter into any agreement with respect to the Distribution.

      3.5 No Brokers. The Contributor has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


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      3.6 Investment Representations and Warranties.

            (a) (i) The Contributor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in OP Units,

                        (A) has such knowledge, sophistication and experience in
            financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of, and of making an informed investment decision with respect to, an investment in OP Units,

                        (B) is capable of protecting its own interest or has
            engaged representatives or advisors to assist it in protecting its interests, and

                        (C) is capable of bearing the economic risk of such
            investment.

                  (ii) (A) The Contributor is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                        (B) If the Contributor has retained or retains a person
            to represent or advise it with respect to its investment in OP Units, the Contributor will advise the Operating Partnership of such retention and, at the Operating partnership's request, the Contributor shall,

                              (I) acknowledge in writing such representation,
                  and

                              (II) cause such representative or advisor to
                  deliver a certificate to the Operating Partnership containing such representations as may be reasonably requested by the Operating Partnership.

            (b) (i) The Contributor understands that an investment in the Operating Partnership involves substantial risks.

                  (ii) The Contributor has been given the opportunity to make a thorough investigation of the proposed activities of the Operating Partnership.

                  (iii) The Contributor has been afforded the opportunity to obtain any additional information requested by it.

                  (iv) The Contributor has had an opportunity to ask questions of and receive answers from representatives of the Operating Partnership concerning the Operating Partnership and its proposed activities and the terms and conditions of an investment in OP Units.


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            (c) (i) The OP Units to be issued to the Contributor will be acquired by the Contributor for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein.

                  (ii) The Contributor was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

            (d) (i) The Contributor acknowledges that

                        (A) the OP Units to be issued to the Contributor have
            not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such OP Units are represented by certificates, such certificates will bear a legend to such effect,

                        (B) the Operating Partnership's reliance on such
            exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Contributor contained herein,

                        (C) the OP Units to be issued to the Contributor at the
            Closing may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available,

                        (D) there is no public market for the OP Units, and

                        (E) the Operating Partnership has no obligation or
            intention to register such OP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

                  (ii) The Contributor hereby acknowledges that because of the restrictions on transfer or assignment of such OP Units to be issued hereunder, which will be set forth in the OP Agreement and in the lock-up agreement referred to in Section 1.4, such Contributor may have to bear the economic risk of the investment commitment evidenced by this Agreement and any OP Units issued hereunder for an indefinite period of time.

            (e) The address previously provided by the Contributor to the Operating Partnership is the address of the Contributor's principal place of business or, if a natural person, the address of the Contributor's residence, and the Contributor has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.


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      3.7 Covenant to Remedy Breaches. The Contributor covenants to use all reasonable efforts within its control

            (a) to prevent the breach of any representation or warranty of the Contributor hereunder,

            (b) to satisfy all covenants of the Contributor hereunder, and

            (c) to promptly clear any breach of a representation, warranty or covenant of the Contributor hereunder upon its learning of same.

      3.8 Actions Prior to Closing. From the date hereof through the term of this Agreement, the Contributor shall not:

            (a) Sell or transfer all or any portion of its interest in the Partnership, except for a sale or transfer to the Operating Partnership, or

            (b) Mortgage, pledge or encumber (or permit to become encumbered) all or any portion of the Distribution.

                                   ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                          OF THE OPERATING PARTNERSHIP

      As a material inducement to the Contributor to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to the Contributor each of the representations and warranties set forth in this Article IV, which representations and warranties are true as of the date hereof and shall be true as of each date the Contributor contributes an Distribution to the Operating partnership in exchange for OP Units.

      4.1 Authority.

            (a) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) The Operating Partnership has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement;

                  (ii) to perform the transactions contemplated hereby and thereby; and


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                  (iii) to issue OP Units to the Contributor pursuant to and in accordance with the terms of this Agreement.

            (c) This Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms.

            (d) The execution, delivery and performance of this Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating Partnership:

                  (i) does not and will not violate the OP Agreement;

                  (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                  (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

      4.2 No Brokers. The Operating Partnership has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Contributor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

                                   ARTICLE V

                               POWER OF ATTORNEY

      5.1 Grant of Power of Attorney. The Contributor does hereby irrevocably appoint each of the Operating Partnership (or its designee), Lawrence Feldman and Robert Cox, and each of them individually and any successor thereof from time to time (such Operating Partnership or designee, any of such named individuals or an such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-in-Fact") as the true and lawful attorney-in-fact and agent of the Contributor, to act in the name, place and stead of the Contributor to make, execute, acknowledge and deliver all such other contracts,


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orders, other writings (including without limitation the execution of any
Closing Documents or other documents relating to the acquisition by the Operating Partnership of the Distribution), to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Contribution Agreement, as fully as could the Contributor if personally present and acting.

      The Power of Attorney and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Contributor, by operation of law or by the occurrence of any other event or events, and if any other such act or events shall occur before the completion of the transactions contemplated by this Contribution Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. The Contributor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney on the same terms set forth in this ARTICLE 5, such execution to be witnessed and notarized. The Contributor hereby authorizes the reliance of third parties on the Power of Attorney.

      The Contributor acknowledges that the Operating Partnership and each other Attorney-in-Fact has, and any designee or successor thereof acting, as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Contribution Agreement.

      5.2 Limitation on Liability. It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by the Contributor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the transactions contemplated hereby or the IPO, or the acquisition of the Distribution by the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. The Contributor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney created by the Contributor hereby, as well as the cost and expense of investigating, and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. The Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or its successors or affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to Contributor hereunder, release, amend or modify any power of attorney or proxy granted by any other person under any related agreement.


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                                   ARTICLE VI

                                 MISCELLANEOUS

      6.1 Amendment.

            (a) This Agreement may only be amended by a written agreement duly executed by the Contributor and the Operating Partnership.

            (b) No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

      6.2 Entire Agreement; Counterparts; Applicable Law. This Agreement

            (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

            (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument, and

            (c) shall be covered in all respects, including validity, interpretation and effect, by the laws of the State of New York.

      6.3 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Contributor, or by any Contributor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Contributor.

      6.4 Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

      6.5 Third Party Beneficiaries. No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Article V and Sections 6.3 of this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.


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      6.6 Severability.

            (a) If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

            (b) The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

      6.7 Equitable Remedies.

            (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

            (b) It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

      6.8 Notices, Exercise of Option. Any notice or demand which must or may be given under this Agreement or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given

                  (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission),

                  (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or

                  (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express);

addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

                  Tower Realty Operating Partnership, L.P.
                  c/o Feldman Equities
                  120 West 45th Street


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                  New York, New York 10036-4003
                  Attention:  Lawrence Feldman
                  Phone: (212) 768-9010
                  Telecopy: (212) 768-9479

with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York 10022
                  Attention:  Steven L. Lichtenfeld, Esq.
                  Phone: (212) 856-6996
                  Telecopy: (212) 856-7823

and addressed and delivered or telecopied, in the case of a notice to the Contributor, to the address and telecopy number set forth under the Contributor's name on the signature page hereof.

      6.9 Confidentiality.

            (a) The Contributor shall treat as strictly confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed Registration Statement relating, thereto with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel or advisors to the Contributor who agree to keep such terms confidential.

            (b) The Contributor shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate the same only to counsel to the Contributor who agree to keep such information confidential.

      6.10 Computation of Time. Any time period provided for herein which shall end on a Saturday, Sunday or bank or legal holiday shall extend to 5:00 p.m. of the next fall business day. All times are New York City time.

      6.11 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Operating Partnership and the Contributor set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

      6.12 Time of the Essence. Time is of the essence with respect to all obligations of the Contributor under this Agreement.


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      IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                        OPERATING PARTNERSHIP:

                                        TOWER REALTY OPERATING PARTNERSHIP, L.P.

                                        By:   TOWER REALTY TRUST, INC.,
                                              its general partner


                                              By: /s/ Lawrence H. Feldman
                                                  ------------------------------
                                                  Name: Lawrence H. Feldman
                                                  Title: President


CONTRIBUTOR'S ADDRESS:                  CONTRIBUTOR:

                                        JOSEPH KASMAN


                                        By: /s/ Joseph Kasman
                                            ------------------------------------
                                            Name:
                                            Title:


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                                   SCHEDULE A

Maitland Property Investors, Ltd.
Maitland Associates, Ltd.
Tower 45 Associates Limited Partnership
D/F Portfolio Associates, Limited Partnership
2800 Associates, L.P.
5750 Associates Limited Partnership
Maitland West Associates Limited Partnership
Corporate Center Associates, Limited Partnership
Mountainside Plaza Associates, Limited Partnership
Warner Ranch Plaza Associates, Limited Partnership
Lakeside Plaza Associates, Limited Partnership
FSA Associates, L.P.